UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                April 15, 2004
                Date of Report (Date of earliest event reported)



                                  NICOR INC.
            (Exact name of registrant as specified in its charter)



       Illinois                 1-7297               36-2855175
    (State or other          (Commission          (I.R.S. Employer
     jurisdiction            File Number)      Identification Number)
   of incorporation)



                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)


                                (630) 305-9500
              (Registrant's telephone number, including area code)










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                                                             Page 1

Item 9. Regulation FD Disclosure

On April 15, 2004, Nicor Inc. is holding its Annual Meeting of Stockholders. The company is furnishing this Form 8-K to give broad disclosure to the remarks of Thomas L. Fisher at this meeting.

Exhibit
Number     Description

99.1 Remarks of Thomas L. Fisher, Chairman and Chief Executive Officer, to be made at the Annual Meeting of Stockholders on April 15, 2004.





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                                                             Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Nicor Inc.


Date       April 15, 2004           /s/ RICHARD L. HAWLEY
           --------------           ------------------------------
                                    Richard L. Hawley
                                    Executive Vice President and
                                    Chief Financial Officer







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                                                             Page 3

Exhibit Index

Exhibit
Number     Description of Document

99.1 Remarks of Thomas L. Fisher, Chairman and Chief Executive Officer, to be made at the Annual Meeting of Stockholders on April 15, 2004.